UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2010

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 5, 2010, Unitil Corporation issued a press release announcing results of operations for the three and twelve month periods ended December 31, 2009. The press release and accompanying financial report are filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

99.1	Press release dated February 5, 2010.

99.2	Unaudited Unitil Corporation Consolidated Statements of Earnings for the years ended December 31, 2009 and 2008; unaudited Unitil Corporation condensed Consolidated Balance Sheets as of December 31, 2009 and 2008; and unaudited Unitil Corporation condensed Consolidated Statements of Cash Flows for the years ended December 31, 2009 and 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By:	/S/ MARK H. COLLIN
Mark H. Collin Senior Vice President, Chief Financial Officer and Treasurer

Date: February 5, 2010

EXHIBIT INDEX

Number	Exhibit

99.1	Press release dated February 5, 2010.

99.2	Unaudited Unitil Corporation Consolidated Statements of Earnings for the years ended December 31, 2009 and 2008; unaudited Unitil Corporation condensed Consolidated Balance Sheets as of December 31, 2009 and 2008; and unaudited Unitil Corporation condensed Consolidated Statements of Cash Flows for the years ended December 31, 2009 and 2008.